Exhibit 1.1

HSBC USA INC.

Underwriting Agreement

[______________, ______]

HSBC Securities (USA) Inc.

As Representative of the several Underwriters

named in Schedule I hereto

Ladies and Gentlemen:

HSBC USA Inc., a Maryland corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the underwriters named in Schedule I hereto (the “Underwriters”) the securities (the “Securities”) specified in Schedule II hereto.  HSBC Securities (USA) Inc. is acting as representative of the Underwriters (the “Representative”).  The obligations of the Underwriters under this Agreement shall be several and not joint.

The terms and rights of the Securities shall be as specified in Schedule II hereto and in or pursuant to the indenture, as it may be supplemented from time to time (the “Indenture”) identified in Schedule II hereto.

1.                                      The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)                                 An “automatic shelf registration statement,” as defined under Rule 405 under the Securities Act of 1933, as amended (the “1933 Act”), on Form S-3 (File No. 333-[_____] in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been instituted or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the 1933 Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it most recently been filed with the Commission, is hereinafter called the “Base Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the 1933 Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement including all exhibits thereto, but excluding each Form T-1, and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such registration statement or any part thereof became effective, are hereinafter collectively called the “Registration Statement”; the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(c) hereof), is hereinafter called the “Pricing Prospectus”; the Base Prospectus as supplemented by the prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the 1933 Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Base Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such prospectus; any reference to any amendment or supplement to the Base Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the 1933 Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated therein, in each case after the date of the Base Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the “Prospectus as amended or supplemented” shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Securities in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the 1933 Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

(b)                                 No order preventing or suspending the use of any Preliminary Prospectus or any “issuer free writing prospectus” as defined in Rule 433 under the 1933 Act relating to the Securities (an “Issuer Free Writing Prospectus”) has been issued by the Commission, and each Preliminary Prospectus and Issuer Free Writing Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the 1933 Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

(c)                                  For the purposes of this Agreement, the “Applicable Time” is [_____] (Eastern time) on the date of this Agreement; the Pricing Prospectus, and each Issuer Free Writing Prospectus attached as Schedule III hereto (if any) (collectively, the “Pricing

Disclosure Package”) as of the Applicable Time, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and each Issuer Free Writing Prospectus (if any) does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

(d)                                 The documents incorporated by reference in the Pricing Prospectus and the Prospectus as amended or supplemented, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

(e)                                  The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder; the Registration Statement and any amendment thereof (including the filing of any annual report on Form 10-K), at the time it became effective, did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, at the time the Registration Statement became effective did not, as amended or supplemented as of the date hereof does not, and as amended or supplemented at the Time of Delivery (as hereinafter defined) will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

(f)                                   The interactive data in eXtensible Business Reporting Language filed as an exhibit to the documents included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(g)                                  The financial statements included or incorporated by reference in the Pricing Prospectus present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their respective operations for the periods specified; except as otherwise stated in the Pricing Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a basis that is consistent in all material respects during the periods involved;

(h)                                 Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its subsidiaries considered as one enterprise, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given or incorporated by reference in the Pricing Prospectus, there has not been any material adverse change in or affecting the general affairs or management or the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries considered as one enterprise otherwise than as set forth or contemplated in the Pricing Prospectus;

(i)                                     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and the Prospectus; the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or to be in good standing which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise;

(j)                                    Each subsidiary of the Company that is a “significant subsidiary” within the meaning of Rule 1-02 of Regulation S-X under the 1933 Act (a “Significant Subsidiary”) has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or to be in good standing which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable; and the capital stock of each such Significant Subsidiary owned by the Company, directly or through its subsidiaries, is owned free and clear of any mortgage, pledge, lien, encumbrance, claim or equity;

(k)                                 The Securities to be issued and sold by the Company to the Underwriters hereunder have been duly authorized for issuance and sale and, when the Securities are issued pursuant to the Indenture and delivered against payment therefor pursuant to this Agreement, the Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered by the Company and the Trustee thereunder, and constitutes a valid and legally binding instrument enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general principles of equity; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture conforms to the description thereof in the Prospectus as originally filed with the Commission, and the Securities will conform to the descriptions thereof in the Prospectus as amended or supplemented;

(l)                                     This Agreement has been duly authorized, executed and delivered by the Company;

(m)                             The issue and sale of the Securities by the Company, the compliance by the Company with all of the provisions of the Securities, the Indenture, and this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or, to the best of its knowledge, any law, administrative regulation or administrative or court decree; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the 1933 Act of the Securities, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

(n)                                 The Company and its Significant Subsidiaries possess adequate certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except such certificates, authorities or permits which are not material to such conduct of their business, and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise;

(o)                                 There are no legal or governmental proceedings pending, other than those referred to in the Pricing Prospectus, to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than proceedings which are not reasonably expected, individually or in the aggregate, to have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries considered as one enterprise; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(p)                                 KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, is an independent registered public accounting firm as required by the 1933 Act and the rules and regulations of the Commission thereunder;

(q)                                 (i) (A) At the time of filing the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus) and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (ii) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act;

(r)                                    The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that complies with the requirements of the 1934 Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and the accuracy of the interactive data in eXtensible Business Reporting Language filed as an exhibit to the documents included or incorporated by reference in the Registration Statement.  As of the date of the Company’s most recent periodic report filed with the SEC pursuant to Section 13(a) or 15(d) of the 1934 Act, management had concluded that the Company’s internal control over financial reporting was effective;

(s)                                   The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that comply with the requirements of the 1934 Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities.  As of the date of the Company’s most recent periodic report filed with the SEC pursuant to Section 13(a) or 15(d) of the 1934 Act, management had concluded that the Company’s disclosure controls and procedures were effective;

(t)                                    Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate (as such term is defined in Rule 501(b) under the 1933 Act, each an “Affiliate”) or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of any anti-bribery laws, including but not limited to (i) any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997 (the “Convention”), (ii) the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) and (iii) any other law, rule or regulation of any locality of similar purpose and scope, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the Convention, the FCPA and similar laws, rules or regulations and the Company and, to the knowledge of the Company, its Affiliates have conducted their businesses in compliance with the Convention, the FCPA and similar laws, rules or regulations and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;

(u)                                 Each of the Company, its subsidiaries, its Affiliates, and to the best knowledge of the Company, any of their respective officers, directors, supervisors, managers, agents, or employees, has not violated, and its participation in the offering will not violate, any anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principals or procedures by any intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder, and, except as set forth in the Pricing Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to such anti-money laundering laws is pending or, to the best knowledge of the Company, threatened.

Each of the Company, its subsidiaries and its Affiliates has instituted and maintains policies and procedures designed to ensure continued compliance with anti-money laundering laws; and

(v)                                 Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

2.                                      Subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth on Schedule II, the principal amount of Securities set forth opposite the name of such Underwriter on Schedule I hereto.

3.                                      Upon authorization by the Representative of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented relating to the Securities.

4.                                      The Securities to be purchased by each Underwriter hereunder, in book-entry form, and in such denominations and registered in the name of the nominee of The Depository Trust Company, shall be delivered by or on behalf of the Company through the facilities of The Depository Trust Company to the Representative for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same day) funds to the account specified by the Company all at the place, time and date specified in Schedule II hereto, or at such other place, time and date as the Representatives and the Company may agree upon in writing.  Such time and date for delivery of the Securities is herein called the “Time of Delivery.”

5.                                      The Company agrees with each of the Underwriters:

(a)                                 To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the 1933 Act not later than the time specified by such Rule; to make no further amendment or any supplement to the Registration Statement, the Base Prospectus or the Prospectus after the date hereof and prior to the Time of Delivery which shall be disapproved by the Representative promptly after reasonable notice thereof; to advise the Representative promptly of any such amendment or supplement after the Time of Delivery and furnish the Representative with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities (or in lieu thereof the notice referenced in Rule 173(a) under the 1933 Act) and during such period to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Securities, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the 1933 Act, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Preliminary Prospectus or other prospectus in respect of the Securities, or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b)                                 The Company has prepared an Issuer Free Writing Prospectus in the form of a term sheet (attached as Schedule III hereto) with respect to the Securities (a “Term Sheet”) and will file such Term Sheet with the Commission pursuant to Rule 433 under the Act not later than the time specified by such Rule.  Before using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, the Company will furnish the Representative a copy of the proposed Issuer Free Writing Prospectus for review and will not use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus to which the Representative objects in its reasonable judgment;

(c)                                  Promptly from time to time to take such action as the Representative may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(d)                                 To furnish the Underwriters with copies of the Prospectus as amended or supplemented relating to the Securities in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus as amended or supplemented in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which such Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to further amend or supplement the Prospectus as then amended or supplemented or to file under the 1934 Act any document incorporated by reference in the Prospectus in order to comply with the 1933 Act or the 1934 Act, to notify the Representative and to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus that will correct such statement or omission or effect such compliance, and in case any

Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representative may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the 1933 Act;

(e)                                  As soon as practicable, but in any event not later than 16 months after the date hereof, the Company will make generally available to its securityholders an earnings statement of the Company and its subsidiaries (which need not be audited) that will satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder and covering a period of at least 12 consecutive months beginning after the date hereof;

(f)                                   During the period beginning from the date hereof and continuing to the later of (i) the termination of trading restrictions on the Securities, as notified to the Company by the Representative, and (ii) the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company (except for debt securities issued upon the exercise of warrants) that mature more than nine months after the Time of Delivery and that are substantially similar to the Securities, without prior written consent of the Representative; provided, however, that in no event shall the foregoing period extend more than 15 calendar days from the date hereof;

(g)                                  The Company will, pursuant to reasonable procedures developed in good faith, retain for a period of not less than three years copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the 1933 Act and maintain records regarding the timing of the delivery of all such information;

(h)                                 For so long as any of the Securities remain unsold by the Underwriters, the Company will use its best efforts to comply with the disclosure requirements under the 1933 Act and 1934 Act relating to its status as a “well-known seasoned issuer,” as defined in Rule 405 of the Act, which efforts will include the filing of all reports and materials set forth in section 1(i) of the definition of “ineligible issuer” as defined in Rule 405 of the Act;

(i)                                     The Company will pay any required filing fees relating to the Securities by the times required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r);

(j)                                    (i)                                     If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the automatic shelf registration statement relating to the Securities, any of the Securities remain unsold by the Underwriters, the Company will, at its option and prior to the Renewal Deadline if it has not already done so, (A) file a new automatic shelf registration statement relating to the Securities, if it is eligible to do so, in a form satisfactory to the Representative or (B) file a new shelf registration statement relating to the Securities, in a form satisfactory to the Representative; provided, however, that if the Company is eligible to file a new automatic shelf registration statement and elects to file a shelf registration statement pursuant to this clause (B), the Company will file such shelf registration statement no later than 75 calendar days prior to the Renewal Deadline and will use its best efforts to cause such registration statement to be declared effective on or before the Renewal Deadline.  The Company will take all other action reasonably necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities.  References herein to the registration statement relating to the Securities shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(ii)                                  If at any time when Securities remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (A) promptly notify the Representative, (B) promptly file a new registration statement or post-effective amendment on the proper form relating to the Securities, in a form satisfactory to the Representative, (C) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable, and (D) promptly notify the Representative of such effectiveness.  The Company will take all other action reasonably necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible.  References herein to the registration statement relating to the Securities shall include such new registration statement or post-effective amendment, as the case may be; and

(k)                                 The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurs, or any event occurred prior to such issuance, as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Company will give prompt notice thereof to the Representative and, if requested by the Representative, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document that will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein.

6.                                      The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following:  (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing and reproducing this Agreement, the Indenture and supplements thereto, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(c) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) the cost of preparing the Securities; (v) the fees and expenses of any Trustee and any agent of any Trustee, and the fees and disbursements of counsel for any Trustee in connection with the Indenture and the Securities; (vi) the fees and expenses (including the reasonable fees and disbursements of counsel to the Underwriters), if any, incurred with respect to any filings with the Financial Industry Regulatory Authority; and (vii) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section.  It is understood, however, that, except as provided in this Section, Section 6 and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

7.                                      The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)                                 The Prospectus as amended or supplemented relating to the Securities shall have been filed with the Commission pursuant to Rule 424(b) under the 1933 Act within the applicable time period prescribed for such filing by the rules and regulations under the 1933 Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representative’s reasonable satisfaction;

(b)                                 Shearman & Sterling LLP, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the issuance of the Securities and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)                                  Mick Forde, Senior Vice President, Deputy General Counsel — Corporate & Assistant Secretary of the Company, and Wilmer Cutler Pickering Hale and Dorr LLP, special counsel to the Company, shall have furnished to you written opinions, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i)                                     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus and the Prospectus; the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended;

(ii)                                  All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(iii)                               The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction;

(iv)                              Each Significant Subsidiary of the Company has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization; and all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(v)                                 This Agreement has been duly authorized, executed and delivered by the Company;

(vi)                              The Indenture has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms except as enforcement of the provisions thereof may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general principles of equity; the Indenture has been duly qualified under the Trust Indenture Act; and all taxes and fees required to be paid with respect to the execution of the Indenture and the issuance of the Securities have been paid;

(vii)                           The Securities have been duly authorized and executed and, when the Securities have been duly authenticated, issued and delivered against payment of the agreed consideration therefore, the Securities will:  (A) constitute valid and legally binding obligations of the Company and, with like exception as noted in subdivision (vi) above, will be entitled to the benefits provided by the Indenture; and the terms of the Securities and the Indenture conform with the description thereof in the Pricing Prospectus and the Prospectus as amended or supplemented;

(viii)                        The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended;

(ix)                                To the best of such counsel’s knowledge and other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries considered as one enterprise; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(x)                                   The issue and sale of the Securities by the Company and the compliance by the Company with all of the provisions of this Agreement and the Indenture and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries considered as one enterprise), nor will such action result in any violation of the provisions of the Articles of Incorporation or bylaws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

(xi)                                No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such consents as have already been obtained and such consents, approvals, authorizations, registrations or qualifications which may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

(xii)                             The documents incorporated by reference in the Pricing Prospectus and the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained in the case of a registration statement which became effective under the 1933 Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the 1934 Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

(xiii)                          The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder; such counsel has no reason to believe that (A) the Registration Statement or any amendment thereto (including the filing of any annual report on Form 10-K) made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express not opinion) at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) the Pricing Disclosure Package as of the Applicable Time contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (C)  the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) at the time it was filed or transmitted for filing pursuant to Rule 424 under the Act and at the Time of Delivery contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Pricing Prospectus or the Prospectus or required to be described in the Registration Statement or the Pricing Prospectus or the Prospectus which are not filed or incorporated by reference or described as required;

(d)                                 Sidley Austin LLP, special tax counsel to the Company, shall have furnished to you such opinion or opinions, dated the Time of Delivery, to the effect that the statements made in the Pricing Prospectus and the Prospectus under the caption “Certain U.S. Federal Income Tax Considerations Relating to Debt Securities,” insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

(e)                                  On the date hereof and at the Time of Delivery, KPMG LLP or other independent registered public accounting firm acceptable to the Underwriters shall have furnished to you letters, dated the date of delivery thereof, in form and substance satisfactory to you, as to such matters as you may reasonably request;

(f)                                    On or after the date hereof, there has been no change in the capital stock or long-term debt of the Company or any of its subsidiaries or a change or development involving a prospective change, in or affecting the general affairs, management, financial position, or results of operations of the Company or its respective subsidiaries, the effect of which, in any such case, is, in the judgment of the Representative after consultation with the Company, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus and this Agreement;

(g)                                 On or after the date hereof, no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities or preferred stock of the Company;

(h)                                 On or after the date hereof, there shall not have occurred any of the following:  (i) trading in securities generally on the New York Stock Exchange or trading in any securities of the Company on any exchange shall have been suspended or the settlement of such trading generally shall have been materially disrupted, (ii) a banking moratorium shall have been declared by Federal or New York authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other substantial, national or international calamity or crisis, the effect of which on the financial markets in the United States shall be such, as to make it, in the judgment of the Representative, impractical to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Prospectus and this Agreement, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance activities in the United States, the effect of which on the financial markets in the United States shall be such, as to make it, in the judgment of the Representative, impractical to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Prospectus and this Agreement;

(i)                                     The Company shall have furnished or caused to be furnished to the Representative at such Time of Delivery certificates of officers of the Company satisfactory to the Representative as to the accuracy of the representations and warranties of the Company herein at and as of the Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such matters as the Representative may reasonably request; and

(j)                                     The Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the 1933 Act (in the case of a Free Writing Prospectus, to the extent required by Rule 433 under the 1933 Act).

8.                                       (a)                                  The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Prospectus as amended or supplemented, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the 1933 Act, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Prospectus as amended or supplemented or any Issuer Free Writing Prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representative expressly for use therein.

(b)                                 Each Underwriter will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Prospectus as amended or supplemented or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Prospectus as amended or supplemented or any Issuer Free Writing Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)                                  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 8 except to the extent it results in the forfeiture by the indemnifying party of substantial rights and defenses; provided, however, that the failure to notify the indemnifying party shall not relieve it from liability that it may have to an indemnified party otherwise than under this Section 8.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld).

(d)                                 If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Underwriters on the other, from the offering of the Securities.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus as amended or supplemented relating to the Securities.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)                                  The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions to each employee, officer and director of the Underwriters and each person, if any, who controls any Underwriter within the meaning of the 1933 Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of the Company and to each person, if any, who controls the Company within the meaning of the 1933 Act.

9.                                       (a)                                  If any Underwriter shall default in its obligation to purchase the Securities that it has agreed to purchase hereunder, the Representative may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein.  If within thirty-six hours after such default by any Underwriter the Representative does not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms.  In the event that, within the respective prescribed periods, the Representative notifies the Company that the Representative has so arranged for the purchase of such Securities, or the Company notifies the Representative that is has so arranged for the purchase of such Securities, the Representative or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus as amended or supplemented that in the Representative’s opinion may thereby be made necessary.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)                                 If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in subsection (a) above, the aggregate amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate amount of all the Securities to be purchased, then the Company shall have the right to require each non-defaulting Underwriter to purchase the amount of Securities that such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the amount of Securities that such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)                                  If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in subsection (a) above, the aggregate amount of Securities that remains unpurchased exceeds one-eleventh of the aggregate amount of all the Securities to be purchased, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.                                 The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

11.                                 If this Agreement shall be terminated pursuant to Section 9 hereof or if the Securities to be delivered at the Time of Delivery are not purchased by the Underwriters because a condition precedent specified in Section 7(h) is not satisfied, the Company shall not then be under liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason, any Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters for all out-of-pocket expenses approved in writing by the Representative, including fees and disbursements of counsel reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Securities not so delivered except as provided in Section 6 and Section 8 hereof.

12.                                 In all dealings hereunder, the Representative of the Underwriters shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement made or given by the Representative on behalf of the Underwriters.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representative in care of HSBC Securities (USA) Inc. at 452 Fifth Avenue, New York, NY 10018, Attention: Transaction Management Group (fax no.:  (212) 525-0238); and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:  Secretary; provided, however that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at the address supplied to the Company by the Representative upon request.  Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

13.                                 This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the employees, officers and directors of the Company and the Underwriters and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14.                                 The Company represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter severally represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.  Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.  The Company consents to the use by any Underwriter of a free writing prospectus that (i) is not an “issuer free writing prospectus” as defined in Rule 433, and (ii)(A) contains only (1) information describing the preliminary terms of the Securities or their offering or (2) information that describes the final terms of the Securities or their offering and that is included in the Term Sheet contemplated in Section 5(b) or (B) consists of any Bloomberg or other electronic communication providing certain ratings of the Securities or relating to marketing, administrative or procedural matters in connection with the offering of the Securities.

15.                                 The Company acknowledges and agrees that:  (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (b) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor or fiduciary of the Company, or its affiliates, stockholders, creditors or employees; (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the Underwriters have no obligation to disclose any of such interests by virtue of any advisory or fiduciary relationship; and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

16.                                 Each Underwriter, on behalf of itself and each of its affiliates that participates in the initial distribution of the Securities, severally represents and agrees to the selling restrictions set forth in Schedule IV hereto.

17.                                 Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

18.                                 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

19.                                 This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company.

Very truly yours,

HSBC USA Inc.

By:
Name:
Title:

Accepted as of the date hereof:

HSBC Securities (USA) Inc.

On behalf of itself and the several
Underwriters named in Schedule I hereto

By:
Name:
Title:

SCHEDULE I

UNDERWRITER	PRINCIPAL AMOUNT/ NUMBER OF SECURITIES TO BE PURCHASED

HSBC Securities (USA) Inc.	$

Total	$

SCHEDULE II

DEBT SECURITIES

Title of Debt Securities:

[______________] (the “Securities”)

Aggregate principal amount:

$[____________]

Price to Public:

[_______]% of the principal amount of the Securities, plus accrued interest from [_________, _____] to the Time of Delivery

Purchase Price by Underwriters:

[_______]% of the principal amount of the Securities, plus accrued interest from [_________, _____] to the Time of Delivery

Indenture:

Indenture, dated as of March 31, 2009, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”) with respect to the Notes.

Maturity:

The Securities will mature on [___________, ______]

Interest Rate:

[______]%

Interest Payment Dates:

[_________] on [_________, _____] and [___________, ______] off each year, commencing [__________, _______]

Regular Record Dates:

The fifteenth calendar day preceding an Interest Payment Date (whether or not a business day).

Sinking Fund Provisions:

No sinking fund provisions

MISCELLANEOUS

Time of Delivery:

10:00 A.M., New York City Time, on [__________, _____]

Closing Location:

Delivery of the Securities will be made through the book-entry facilities of The Depository Trust Company.  Closing documents will be delivered at the offices of:

HSBC North America Holdings Inc.

26525 North Riverwoods Blvd.

Mettawa, Illinois  60045

Type of Funds:

Same Day Funds

2

SCHEDULE III

SCHEDULE IV

SELLING RESTRICTIONS

Each of the Underwriters represents and agrees that it has not offered, sold or delivered and will not offer, sell or deliver any of the Securities directly or indirectly, or distribute the prospectus supplement or the prospectus or any other offering material relating to the Securities, in or from any jurisdiction except under circumstances that will result in compliance with the applicable laws and regulations thereof and that will not impose any obligations on the Company except as set forth in this Agreement.

European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each Underwriter represents and agrees that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the Relevant Implementation Date) it has not made and will not make an offer of Securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Securities to the public in that Relevant Member State at any time:

(a)                                 to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(b)                                 to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the representatives for any such offer; or

(c)                                  in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer shall require the Company or the underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive or to supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of Securities to the public” in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe the Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression Prospectus Directive means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in the Relevant Member State and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

United Kingdom

Each Underwriter represents and agrees that:

(a)                                     it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and

(b)                                 it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

Hong Kong

The Securities may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), and no advertisement, invitation or document relating to the Securities may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to Securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Japan

The Securities have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (as amended, the “FIEL”).  The Securities may not be offered or sold, directly or indirectly, in Japan or to or for the benefit of any resident of Japan or Japanese corporation, except in accordance with the provisions of, or pursuant to an exemption available under, the applicable laws and regulations of Japan including the FIEL.  For the purpose hereof, “resident of Japan” means an individual whose address is in Japan, and “Japanese corporation” means a legal entity organized under the laws of Japan.

Singapore

The prospectus has not been registered as a prospectus with the Monetary Authority of Singapore.  Accordingly, the prospectus and any other document or material in connection with

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the offer or sale, or invitation for subscription or purchase, of the Securities may not be circulated or distributed, nor may the Securities be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the Securities are subscribed or purchased under Section 275 of the SFA by a relevant person which is:  (a) a corporation (which is not an accredited investor as defined in Section 4A of the SFA) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor; shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred for six months after that corporation or that trust has acquired the Notes under Section 275 of the SFA except:  (1) to an institutional investor (for corporations under Section 274 of the SFA) or to a relevant person defined in Section 275(2) of the SFA, or to any person pursuant to an offer that is made on terms that such shares, debentures and units of shares and debentures of that corporation or such rights and interest in that trust are acquired at a consideration of not less that S$200,000 (or its equivalent in a foreign currency) for each transaction, whether such amount is to be paid for in cash or by exchange of securities or other assets, and further for corporations, in accordance with the conditions specified in Section 275 of the SFA; (2) where no consideration is or will be given for the transfer; (3) where the transfer is by operation of law; or (4) pursuant to Section 276(7) of the SFA.

Any resale of the Securities is regarded as a separate offer and therefore must comply with the offering restrictions set forth above.

Mexico

The Securities have not been and will not be registered with the National Securities Registry maintained by the Comisión Nacional Bancaria y de Valores (the “CNBV”) and may not be offered or sold publicly in Mexico.  Each underwriter has represented and agreed that it has not offered and will not offer the Securities publicly in Mexico and that it has not and will not distribute the Prospectus Supplement and the accompanying Prospectus or any other materials relating to the Securities publicly in Mexico.  The Company will notify the characteristics of the offering to the CNBV under Article 7, second paragraph, of the Securities Market Law, for information purposes only.  Such notice does not imply any certification as to the investment quality of the Securities, the solvency of the Company or the accuracy or completeness of the information contained in the Prospectus Supplement or the accompanying Prospectus.  Furthermore, the information contained in the Prospectus Supplement and the accompanying Prospectus has not been reviewed or authorized by the CNBV of Mexico and is the exclusive responsibility of the Company.  The Securities may not be offered or sold in Mexico except through a private offering in accordance with Article 8 of the Securities Market Law.  Any

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Mexican investor who acquires the Securities from time to time must rely on its own examination of the Company.

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